UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Laurie D. Neat

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Annual report for the year ended October 31, 2017

We invest in
companies with
strong balance sheets
and a history of
paying dividends.

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	8.86%	11.19%	6.45%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated January 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.90%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.71%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
9	Financial statements
26	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced for the fiscal year ended October 31, 2017, in a rally that began shortly after the presidential election. While geopolitical concerns continued to weigh on investor sentiment, economic data in the U.S. was generally positive and company earnings were better than expected. Stocks also rose amid expectations of lower corporate tax rates and reduced business regulations under the new administration. The Federal Reserve has said it would proceed cautiously on interest rates; the Fed raised rates in March and June of this year and in December of 2016 and 2015, which was the first time it had done so since 2006.

With the stock market rising during the period, American Mutual Fund posted a total return of 19.02%. This trailed the 23.63% return of the unmanaged Standard & Poor’s 500 Composite Index*, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and historically has done better in declining markets because dividend-paying companies are typically less volatile than the overall market and have offered better downside protection.

Over longer periods of time, AMF’s returns have compared favorably to those of the S&P 500, and with less volatility. For the past 10 years, the fund had an average annual total return of 7.11% compared with the index’s 7.51% return. For its 67-year lifetime, the fund has had an average annual total return of 11.64% compared with 11.32% for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Holdings in the industrials sector made strong contributions to the fund’s returns. These gains were driven by railroad operators and aerospace companies. Shares of CSX rose after the company hired a new CEO who began improving efficiencies and pricing discipline, bringing needed change to CSX and the U.S. railroad industry as a whole. Shares of other rail operators also gained, including Norfolk Southern and Union Pacific.

*	Source: S&P Dow Jones Indices LLC

Dividends paid in calendar year 2017

For tax purposes, here are the quarterly income dividends Class A shareholders received in calendar year 2017.

Income dividends per share:	$0.190 paid 3/17/17
$0.190 paid 6/16/17
$0.190 paid 9/15/17
$0.190 to be paid on 12/18/17*

The fund will also pay a special dividend from accumulated undistributed net income and a capital gain distribution on 12/18/17.*

*	Unaudited.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2017, will be mailed to you with your American Funds Tax Guide in late January 2018.

American Mutual Fund	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at American Mutual Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	89%	100%
■	Canada	7	—
■	Europe	3	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	1	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	61%	62%
■	Canada	6	2
■	Europe	11	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	18	20
	Total	100%	100%

Compared with the S&P 500 as a percentage of net assets. All figures include convertible securities.

Source: Capital Group (as of October 31, 2017).

Among the fund’s aerospace and defense holdings, Boeing and General Dynamics benefited from an increase in U.S. defense spending under the new administration, which should continue over a multiyear period, as well as more foreign military spending from countries in Asia and the Middle East. In addition, Boeing’s commercial aircraft division continues to benefit from the substantial growth in global air travel. China now accounts for roughly 20% of Boeing’s aircraft sales, contributing to an industry backlog of about 5,000 aircraft orders.

In the health care sector, shares of AbbVie and Amgen increased as concerns about high drug prices eased under the new administration. Drug pricing in the U.S. is evolving, creating both risks and opportunities in the health care sector. Over the longer term, however, we remain optimistic about the fund’s holdings in the biotechnology and pharmaceutical industries. We continue to focus on those companies that we believe offer adequately priced drugs and the most innovation, which is often measured by improved patient outcomes. AbbVie, for example, recently acquired Stemcentrx, which is using DNA targeting to help find a cure for cancer.

One of the fund’s largest holdings, Verizon Communications, pulled back from a recent rally amid concerns about price competition. The company began offering an unlimited data plan for mobile users in an effort to defend against market share losses to Sprint and T-Mobile US. Although it looks less likely than before, a potential merger between these two smaller rivals could benefit Verizon as well as AT&T, which have offered dividend yields between roughly 5% and 6%. We also continue to monitor the potential merger of AT&T and Time Warner, which has come under further regulatory scrutiny.

2	American Mutual Fund

The fund’s cash position, which held back returns during the strong market, fell to 6.1% from 8.3% (including other short-term securities) at the beginning of the period. While portfolio managers continue to find select investment opportunities, valuations appear stretched on a fundamental basis. The amount of cash offers some downside protection and reflects a cautious approach to the market environment by some of the portfolio managers, who anticipate being able to invest in companies at better valuations in the future.

Looking ahead

The U.S. economy seems to be doing well under the new administration. The prospects of lower taxes and more spending on infrastructure mean that interest rates will most likely continue to increase modestly. While historically low rates may increase over time, they are well below the level that historically has caused pressure on economic growth. However, volatility is likely to remain elevated amid the multiple geopolitical risks around the world, from the political climate in the U.S. and the Brexit negotiations in Europe to unrest in the Middle East and rising tensions with North Korea.

While the market doesn’t like uncertainty, we believe that our consistent approach of investing in quality companies will serve our investors well in an uncertain environment. The fund is well-diversified and the portfolio managers consider its capital preservation objective to be very important in security selection and portfolio construction. We believe AMF is well-positioned to hold up better than the stock market in a downturn while also participating in market rallies.

When investing for income, the fund’s managers are mindful to limit investments in those companies with high dividend yields and little earnings growth, which tend not to do as well when rates are rising. Companies with dividend growth tend to do better in such an environment. Dividend growth also sends a positive message about a company’s earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders.

Investors should keep in mind the fund’s three objectives: current income, growth of capital and conservation of principal, which is especially important during a period of rising interest rates and higher valuations. We are pleased to report that the number of shareholder accounts in AMF has grown by 4.1% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon

Vice Chairman

William L. Robbins

President

December 12, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

American Mutual Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested capital gain distributions totaling $535,387 in the years 1967–2017 and reinvested dividends.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions taken in shares totaling $124,332 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $73,194 to buy today what $10,000 bought 50 years ago.

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2017)*

	1 year	5 years	10 years
Class A shares	12.18%	11.42%	6.47%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$2,000,000
$1,000,000
$500,000
$100,000
$10,000
$7,000

Year ended October 31	1968	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986
Year-by-year summary of results (dollars in thousands)																			
Dividends reinvested	$0.3	0.4	0.4	0.4	0.5	0.5	0.7	0.7	0.8	0.9	1.0	1.1	1.4	1.7	2.7	2.7	2.7	3.1	3.5
Value at year-end	$11.1	10.5	9.5	11.5	12.7	12.7	10.7	13.4	17.0	17.9	20.2	23.6	30.8	33.9	43.3	55.3	58.6	71.2	92.7
Dividends excluded	$0.3	0.4	0.4	0.4	0.4	0.4	0.6	0.5	0.5	0.6	0.6	0.7	0.8	0.9	1.4	1.3	1.2	1.3	1.4
Value at year-end	$10.8	9.8	8.5	9.8	10.5	10.0	7.9	9.4	11.3	11.4	12.2	13.5	16.8	17.6	20.8	25.2	25.4	29.5	36.8
Annual percentage returns assuming reinvestment of dividends																			
Income return	3.2%	3.4	4.0	4.7	4.2	4.0	5.8	6.9	6.0	5.1	5.7	5.7	6.0	5.4	8.0	6.2	4.9	5.2	4.9
Capital return	8.0%	(9.2)	(13.6)	16.2	6.7	(4.3)	(21.6)	18.9	20.6	0.3	7.1	11.3	24.4	4.7	19.6	21.6	1.0	16.4	25.2
AMF total return	**11.2%**	**(5.8)**	**(9.6)**	**20.9**	**10.9**	**(0.3)**	**(15.8)**	**25.8**	**26.6**	**5.4**	**12.8**	**17.0**	**30.4**	**10.1**	**27.6**	**27.8**	**5.9**	**21.6**	**30.1**

4	American Mutual Fund

How a $10,000 investment has grown over 50 years

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from October 31, 1967, through October 31, 2017. The table beneath the chart shows the fund’s total return in each of the past 50 fiscal years, broken down into its income and capital components.

American Mutual Fund	5

Summary investment portfolio October 31, 2017

Industry sector diversification	Percent of net assets

Common stocks 91.79%	Shares	Value (000)
Energy 9.19%
Chevron Corp.	4,130,400	$478,672
ConocoPhillips	6,519,500	333,472
Enbridge Inc.	14,791,418	568,878
Exxon Mobil Corp.	7,711,900	642,787
Royal Dutch Shell PLC, Class A (ADR)	4,736,031	298,512
Royal Dutch Shell PLC, Class B (ADR)	3,095,600	202,328
Schlumberger Ltd.	5,108,000	326,912
Suncor Energy Inc.	15,405,910	523,044
Other securities		941,219
		4,315,824

Materials 3.38%
Monsanto Co.	2,533,900	306,855
Praxair, Inc.	3,147,924	459,975
Other securities		819,082
		1,585,912

Industrials 11.17%
Boeing Co.	3,071,100	792,282
C.H. Robinson Worldwide, Inc.	4,708,960	369,795
CSX Corp.	6,976,493	351,824
General Dynamics Corp.	2,165,675	439,589
General Electric Co.	24,386,359	491,629
Lockheed Martin Corp.	2,478,260	763,701
Other securities		2,041,069
		5,249,889

Consumer discretionary 6.91%
Comcast Corp., Class A	12,903,600	464,917
Home Depot, Inc.	3,156,250	523,243
McDonald’s Corp.	3,404,000	568,162
Other securities		1,692,504
		3,248,826

Consumer staples 8.06%
Coca-Cola Co.	16,267,600	747,984
Costco Wholesale Corp.	2,845,000	458,273
Kimberly-Clark Corp.	2,815,500	316,772
Procter & Gamble Co.	8,216,978	709,454
Other securities		1,555,111
		3,787,594

6	American Mutual Fund

	Shares	Value (000)
Health care 13.91%
Abbott Laboratories	9,296,000	$504,122
AbbVie Inc.	17,307,700	1,562,020
Amgen Inc.	5,881,148	1,030,495
Gilead Sciences, Inc.	5,153,900	386,336
Johnson & Johnson	2,601,800	362,717
Medtronic PLC	3,827,500	308,190
Merck & Co., Inc.	6,339,485	349,242
Pfizer Inc.	8,731,500	306,127
UnitedHealth Group Inc.	2,404,300	505,432
Other securities		1,221,467
		6,536,148

Financials 13.40%
Bank of New York Mellon Corp.	8,372,500	430,765
Chubb Ltd.	2,044,400	308,336
JPMorgan Chase & Co.	6,216,997	625,492
Marsh & McLennan Companies, Inc.	4,546,094	367,915
Toronto-Dominion Bank	4,958,400	281,885
Toronto-Dominion Bank (CAD denominated)	2,500,000	142,121
Wells Fargo & Co.	13,242,200	743,417
Other securities		3,398,919
		6,298,850

Information technology 12.22%
Accenture PLC, Class A	2,723,400	387,703
Apple Inc.	4,514,600	763,148
Intel Corp.	18,372,200	835,751
Microsoft Corp.	15,102,907	1,256,260
Texas Instruments Inc.	9,651,835	933,236
Other securities		1,567,829
		5,743,927

Telecommunication services 4.61%
AT&T Inc.	12,426,000	418,135
Verizon Communications Inc.	32,519,914	1,556,728
Other securities		192,466
		2,167,329

Utilities 4.89%
American Electric Power Co., Inc.	7,244,000	539,026
PG&E Corp.	5,407,000	312,362
Sempra Energy	4,339,653	509,909
Other securities		935,380
		2,296,677

Real estate 1.15%
Crown Castle International Corp. REIT	2,860,000	306,249
Other securities		232,072
		538,321

Miscellaneous 2.90%
Other common stocks in initial period of acquisition		1,364,269

Total common stocks (cost: $29,498,387,000)		43,133,566

Preferred securities 0.02%
Financials 0.02%
Other securities		11,138

Total preferred securities (cost: $10,004,000)		11,138

Convertible stocks 0.35%
Utilities 0.35%
Other securities		163,528

Total convertible stocks (cost: $148,712,000)		163,528

American Mutual Fund	7

Bonds, notes & other debt instruments 1.77%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 1.26%
U.S. Treasury 1.375% 2021	$602,875	$593,370

Corporate bonds & notes 0.51%
Financials 0.51%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% 2049	$116,654	119,774
Wells Fargo & Co., Series K, junior subordinated 7.98% 2049	115,445	117,962
		237,736

Total bonds, notes & other debt instruments (cost: $828,112,000)		831,106

Short-term securities 5.73%
Apple Inc. 1.16%–1.23% due 11/14/2017–12/12/2017[1]	165,600	165,442
Bank of New York Mellon Corp. 1.21% due 1/24/2018	40,000	39,877
Chevron Corp. 1.23% due 1/9/2018[1]	40,000	39,908
Coca-Cola Co. 1.24%–1.27% due 11/9/2017–1/25/2018[1]	92,300	92,167
ExxonMobil Corp. 1.08%–1.09% due 11/6/2017–12/14/2017	65,000	64,958
Federal Home Loan Bank 0.99%–1.13% due 11/2/2017–1/19/2018	679,200	678,403
General Electric Co. 1.19% due 12/19/2017	86,200	86,060
Merck & Co. Inc. 1.13% due 11/15/2017[1]	125,700	125,642
Microsoft Corp. 1.11%–1.16% due 11/21/2017–12/5/2017[1]	70,000	69,935
Procter & Gamble Co. 1.17%–1.21% due 12/6/2017–1/31/2018[1]	74,000	73,869
U.S. Treasury Bills 1.03%–1.11% due 12/28/2017–2/8/2018	226,500	226,067
Other securities		1,028,663

Total short-term securities (cost: $2,691,070,000)		2,690,991
Total investment securities 99.66% (cost: $33,176,285,000)		46,830,329
Other assets less liabilities 0.34%		161,732

Net assets 100.00%		$46,992,061

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,324,026,000, which represented 2.82% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See Notes to Financial Statements

8	American Mutual Fund

Financial statements

Statement of assets and liabilities
at October 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $33,176,285)		$46,830,329
Cash		102,419
Cash denominated in currencies other than U.S. dollars (cost: $2,223)		2,223
Receivables for:
Sales of investments	$2,692
Sales of fund’s shares	38,370
Dividends and interest	81,796
Other	44	122,902
		47,057,873
Liabilities:
Payables for:
Purchases of investments	6,333
Repurchases of fund’s shares	33,917
Investment advisory services	9,491
Services provided by related parties	11,557
Trustees’ deferred compensation	3,444
Other	1,070	65,812
Net assets at October 31, 2017		$46,992,061

Net assets consist of:
Capital paid in on shares of beneficial interest		$31,066,463
Undistributed net investment income		142,565
Undistributed net realized gain		2,129,093
Net unrealized appreciation		13,653,940
Net assets at October 31, 2017		$46,992,061

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,147,731 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$25,570,601	624,076		$40.97
Class C	1,201,125	29,732		40.40
Class T	11	—	*	40.98
Class F-1	1,384,524	33,934		40.80
Class F-2	4,297,609	104,909		40.97
Class F-3	1,041,607	25,427		40.97
Class 529-A	871,038	21,307		40.88
Class 529-C	196,867	4,844		40.64
Class 529-E	41,704	1,024		40.72
Class 529-T	11	—	*	40.98
Class 529-F-1	70,344	1,718		40.94
Class R-1	69,355	1,711		40.54
Class R-2	251,406	6,207		40.50
Class R-2E	12,466	305		40.83
Class R-3	646,762	15,907		40.66
Class R-4	674,155	16,507		40.84
Class R-5E	38	1		40.96
Class R-5	353,732	8,632		40.98
Class R-6	10,308,706	251,490		40.99

*	Amount less than one thousand.

See Notes to Financial Statements

American Mutual Fund	9

Statement of operations for the year ended October 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $18,636)	$1,121,891
Interest	55,409	$1,177,300
Fees and expenses*:
Investment advisory services	104,103
Distribution services	86,270
Transfer agent services	31,805
Administrative services	11,917
Reports to shareholders	1,204
Registration statement and prospectus	1,634
Trustees’ compensation	936
Auditing and legal	224
Custodian	618
Other	885
Total fees and expenses before reimbursement	239,596
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		239,596
Net investment income		937,704

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,144,812
Currency transactions	(802)	2,144,010
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,401,913
Currency translations	(89)	4,401,824
Net realized gain and unrealized appreciation		6,545,834
Net increase in net assets resulting from operations		$7,483,538

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2017	2016
Operations:
Net investment income	$937,704	$798,334
Net realized gain	2,144,010	1,150,526
Net unrealized appreciation	4,401,824	308,987
Net increase in net assets resulting from operations	7,483,538	2,257,847

Dividends and distributions paid to shareholders:
Dividends from net investment income	(894,807)	(790,233)
Distributions from net realized gain on investments	(1,089,580)	(1,432,185)
Total dividends and distributions paid to shareholders	(1,984,387)	(2,222,418)

Net capital share transactions	2,709,961	3,106,398

Total increase in net assets	8,209,112	3,141,827

Net assets:
Beginning of year	38,782,949	35,641,122
End of year (including undistributed net investment income: $142,565 and $99,496, respectively)	$46,992,061	$38,782,949

See Notes to Financial Statements

10	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

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Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

12	American Mutual Fund

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$4,315,824	$—	$—	$4,315,824
Materials	1,585,912	—	—	1,585,912
Industrials	5,249,889	—	—	5,249,889
Consumer discretionary	3,248,826	—	—	3,248,826
Consumer staples	3,787,594	—	—	3,787,594
Health care	6,536,148	—	—	6,536,148
Financials	6,298,850	—	—	6,298,850
Information technology	5,743,927	—	—	5,743,927
Telecommunication services	2,167,329	—	—	2,167,329
Utilities	2,296,677	—	—	2,296,677
Real estate	538,321	—	—	538,321
Miscellaneous	1,364,269	—	—	1,364,269
Preferred securities	11,138	—	—	11,138
Convertible stocks	163,528	—	—	163,528
Bonds, notes & other debt instruments	—	831,106	—	831,106
Short-term securities	—	2,690,991	—	2,690,991
Total	$43,308,232	$3,522,097	$—	$46,830,329

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4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S.

14	American Mutual Fund

taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2017, the fund reclassified $36,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $208,000 from undistributed net realized gain to undistributed net investment income and $101,455,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$147,322
Undistributed long-term capital gains	1,916,881
Gross unrealized appreciation on investments	14,358,673
Gross unrealized depreciation on investments	(494,978)
Net unrealized appreciation on investments	13,863,695
Cost of investments	32,966,634

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2017					Year ended October 31, 2016
				Total						Total
				dividends and						dividends and
	Ordinary		Long-term	distributions		Ordinary		Long-term		distributions
Share class	income		capital gains	paid		income		capital gains		paid
Class A	$499,121		$638,080	$1,137,201		$480,542		$889,473		$1,370,015
Class B1	35		324	359		437		1,965		2,402
Class C	15,205		32,474	47,679		15,496		45,657		61,153
Class T2	—	[3]	—	—	[3]
Class F-1	27,834		39,040	66,874		28,090		54,851		82,941
Class F-2	85,908		91,620	177,528		58,554		92,311		150,865
Class F-3[4]	7,139		—	7,139
Class 529-A	16,177		21,029	37,206		14,716		28,387		43,103
Class 529-B1	3		31	34		42		208		250
Class 529-C	2,297		4,964	7,261		2,243		7,065		9,308
Class 529-E	681		1,013	1,694		648		1,434		2,082
Class 529-T2	—	[3]	—	—	[3]
Class 529-F-1	1,432		1,665	3,097		1,262		2,155		3,417
Class R-1	841		1,873	2,714		907		2,769		3,676
Class R-2	3,187		6,857	10,044		3,254		9,784		13,038
Class R-2E	145		196	341		60		44		104
Class R-3	10,833		17,055	27,888		10,609		24,448		35,057
Class R-4	13,402		18,229	31,631		14,218		29,428		43,646
Class R-5E5	1		1	2		—	[3]	—	[3]	—	[3]
Class R-5	7,222		8,088	15,310		6,206		10,045		16,251
Class R-6	203,344		207,041	410,385		152,949		232,161		385,110
Total	$894,807		$1,089,580	$1,984,387		$790,233		$1,432,185		$2,222,418

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

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6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.223% on such assets in excess of $34 billion. For the year ended October 31, 2017, the investment advisory services fee was $104,103,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended October 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$59,105	$20,924		$2,470		Not applicable
Class B1	43	6		Not applicable		Not applicable
Class C	12,078	1,044		606		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	3,560	1,798		717		Not applicable
Class F-2	Not applicable	4,491		1,948		Not applicable
Class F-3[4]	Not applicable	24		178		Not applicable
Class 529-A	1,832	610		415		$567
Class 529-B1	4	1		—	[3]	—	[3]
Class 529-C	1,893	150		96		131
Class 529-E	197	16		20		27
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	49		33		45
Class R-1	697	81		35		Not applicable
Class R-2	1,893	877		127		Not applicable
Class R-2E	57	19		5		Not applicable
Class R-3	3,216	953		323		Not applicable
Class R-4	1,695	616		339		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	146		161		Not applicable
Class R-6	Not applicable	—	[3]	4,444		Not applicable
Total class-specific expenses	$86,270	$31,805		$11,917		$770

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $936,000 in the fund’s statement of operations reflects $479,000 in current fees (either paid in cash or deferred) and a net increase of $457,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2017.

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7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of						Net (decrease)
	Sales[1]			dividends and distributions				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2017

Class A	$2,061,131	53,822		$1,108,662		29,387		$(3,640,162)	(94,391)	$(470,369)	(11,182)
Class B2	105	2		357		10		(18,705)	(497)	(18,243)	(485)
Class C	172,550	4,573		47,169		1,274		(326,804)	(8,583)	(107,085)	(2,736)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	327,589	8,563		65,839		1,755		(573,648)	(14,908)	(180,220)	(4,590)
Class F-2	2,170,158	56,387		172,562		4,562		(1,612,038)	(41,546)	730,682	19,403
Class F-3[5]	1,081,131	27,566		6,672		168		(91,737)	(2,307)	996,066	25,427
Class 529-A	94,749	2,478		37,197		988		(113,977)	(2,949)	17,969	517
Class 529-B2	30	1		34		1		(2,104)	(56)	(2,040)	(54)
Class 529-C	22,812	599		7,259		195		(32,995)	(859)	(2,924)	(65)
Class 529-E	5,072	133		1,693		45		(6,287)	(165)	478	13
Class 529-T3	10	—	[4]	—	[4]	—	[4]	—	—	10	— [4]
Class 529-F-1	13,778	359		3,096		82		(14,693)	(382)	2,181	59
Class R-1	11,477	302		2,704		73		(21,677)	(568)	(7,496)	(193)
Class R-2	67,923	1,788		10,028		270		(102,076)	(2,678)	(24,125)	(620)
Class R-2E	6,430	167		341		9		(2,032)	(53)	4,739	123
Class R-3	171,153	4,487		27,878		746		(234,874)	(6,117)	(35,843)	(884)
Class R-4	167,054	4,360		31,628		842		(263,720)	(6,863)	(65,038)	(1,661)
Class R-5E	8	—	[4]	1		—	[4]	(12)	— [4]	(3)	— [4]
Class R-5	108,948	2,832		15,245		403		(95,350)	(2,479)	28,843	756
Class R-6	2,220,639	57,544		410,305		10,836		(788,575)	(20,352)	1,842,369	48,028
Total net increase (decrease)	$8,702,757	225,963		$1,948,670		51,646		$(7,941,466)	(205,753)	$2,709,961	71,856

Year ended October 31, 2016

Class A	$2,117,923	59,998		$1,335,916		39,500		$(2,842,016)	(80,185)	$611,823	19,313
Class B	735	21		2,393		72		(39,571)	(1,134)	(36,443)	(1,041)
Class C	208,485	5,961		60,454		1,818		(246,772)	(7,085)	22,167	694
Class F-1	343,674	9,763		82,018		2,436		(415,067)	(11,814)	10,625	385
Class F-2	1,295,449	36,206		145,805		4,301		(626,003)	(17,810)	815,251	22,697
Class 529-A	91,833	2,600		43,091		1,277		(96,384)	(2,726)	38,540	1,151
Class 529-B	110	3		249		8		(4,273)	(122)	(3,914)	(111)
Class 529-C	22,820	649		9,306		278		(32,199)	(917)	(73)	10
Class 529-E	4,637	133		2,080		62		(6,176)	(176)	541	19
Class 529-F-1	11,995	341		3,417		102		(9,958)	(284)	5,454	159
Class R-1	13,715	390		3,666		110		(21,250)	(605)	(3,869)	(105)
Class R-2	62,603	1,795		13,029		391		(74,875)	(2,149)	757	37
Class R-2E	6,662	189		103		3		(410)	(11)	6,355	181
Class R-3	157,368	4,482		35,034		1,045		(200,359)	(5,729)	(7,957)	(202)
Class R-4	161,912	4,586		43,644		1,297		(306,150)	(8,711)	(100,594)	(2,828)
Class R-5E6	37	1		—		—		—	—	37	1
Class R-5	89,634	2,544		16,167		477		(72,218)	(2,055)	33,583	966
Class R-6	1,872,974	52,635		385,021		11,346		(543,880)	(15,522)	1,714,115	48,459
Total net increase (decrease)	$6,462,566	182,297		$2,181,393		64,523		$(5,537,561)	(157,035)	$3,106,398	89,785

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

18	American Mutual Fund

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,082,283,000 and $7,941,448,000, respectively, during the year ended October 31, 2017.

American Mutual Fund	19

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
10/31/2017	$36.08	$.82	$5.87	$6.69	$(.79)	$(1.01)	$(1.80)	$40.97	19.02%		$25,571		.58%		.58%		2.12%
10/31/2016	36.18	.76	1.35	2.11	(.76)	(1.45)	(2.21)	36.08	6.33		22,919		.59		.59		2.16
10/31/2015	37.85	.79	(.41)	.38	(.77)	(1.28)	(2.05)	36.18	.96		22,282		.58		.58		2.13
10/31/2014	34.27	.72	4.28	5.00	(.71)	(.71)	(1.42)	37.85	14.99		22,280		.59		.59		2.02
10/31/2013	28.27	.70	6.00	6.70	(.70)	—	(.70)	34.27	24.01		19,724		.61		.61		2.25
Class C:
10/31/2017	35.60	.51	5.78	6.29	(.48)	(1.01)	(1.49)	40.40	18.09		1,201		1.38		1.38		1.33
10/31/2016	35.72	.48	1.33	1.81	(.48)	(1.45)	(1.93)	35.60	5.52		1,156		1.39		1.39		1.36
10/31/2015	37.39	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.72	.15		1,135		1.38		1.38		1.33
10/31/2014	33.88	.43	4.22	4.65	(.43)	(.71)	(1.14)	37.39	14.03		1,170		1.40		1.40		1.22
10/31/2013	27.96	.44	5.94	6.38	(.46)	—	(.46)	33.88	23.01		1,076		1.42		1.42		1.44
Class T:
10/31/2017[4,5]	38.30	.48	2.62	3.10	(.42)	—	(.42)	40.98	8.13	[6,7]	—	[8]	.38	[7,9]	.38	[7,9]	2.15	[7,9]
Class F-1:
10/31/2017	35.93	.78	5.85	6.63	(.75)	(1.01)	(1.76)	40.80	18.93		1,385		.67		.67		2.04
10/31/2016	36.04	.73	1.34	2.07	(.73)	(1.45)	(2.18)	35.93	6.25		1,384		.67		.67		2.08
10/31/2015	37.71	.75	(.40)	.35	(.74)	(1.28)	(2.02)	36.04	.88		1,374		.66		.66		2.05
10/31/2014	34.15	.69	4.26	4.95	(.68)	(.71)	(1.39)	37.71	14.88		1,309		.67		.67		1.95
10/31/2013	28.18	.68	5.98	6.66	(.69)	—	(.69)	34.15	23.91		1,397		.68		.68		2.18
Class F-2:
10/31/2017	36.07	.88	5.88	6.76	(.85)	(1.01)	(1.86)	40.97	19.26		4,297		.41		.41		2.27
10/31/2016	36.17	.82	1.35	2.17	(.82)	(1.45)	(2.27)	36.07	6.53		3,084		.42		.42		2.32
10/31/2015	37.84	.85	(.40)	.45	(.84)	(1.28)	(2.12)	36.17	1.13		2,272		.41		.41		2.31
10/31/2014	34.27	.78	4.27	5.05	(.77)	(.71)	(1.48)	37.84	15.15		2,121		.42		.42		2.18
10/31/2013	28.27	.76	6.00	6.76	(.76)	—	(.76)	34.27	24.22		1,349		.43		.43		2.46
Class F-3:
10/31/2017[4,10]	37.54	.69	3.40	4.09	(.66)	—	(.66)	40.97	10.96	[6]	1,042		.30	[9]	.30	[9]	2.29	[9]
Class 529-A:
10/31/2017	36.00	.79	5.86	6.65	(.76)	(1.01)	(1.77)	40.88	18.94		871		.66		.66		2.04
10/31/2016	36.10	.73	1.34	2.07	(.72)	(1.45)	(2.17)	36.00	6.25		749		.69		.69		2.06
10/31/2015	37.77	.75	(.41)	.34	(.73)	(1.28)	(2.01)	36.10	.86		709		.68		.68		2.03
10/31/2014	34.21	.68	4.26	4.94	(.67)	(.71)	(1.38)	37.77	14.83		698		.69		.69		1.92
10/31/2013	28.22	.67	5.99	6.66	(.67)	—	(.67)	34.21	23.90		611		.71		.71		2.15

20	American Mutual Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2017	$35.80	$.49	$5.82	$6.31	$(.46)	$(1.01)	$(1.47)	$40.64	18.04%		$197		1.43%		1.43%		1.27%
10/31/2016	35.91	.46	1.33	1.79	(.45)	(1.45)	(1.90)	35.80	5.43		176		1.46		1.46		1.30
10/31/2015	37.58	.46	(.40)	.06	(.45)	(1.28)	(1.73)	35.91	.08		176		1.46		1.46		1.26
10/31/2014	34.04	.40	4.25	4.65	(.40)	(.71)	(1.11)	37.58	13.97		179		1.47		1.47		1.14
10/31/2013	28.09	.42	5.96	6.38	(.43)	—	(.43)	34.04	22.92		159		1.50		1.50		1.37
Class 529-E:
10/31/2017	35.87	.69	5.83	6.52	(.66)	(1.01)	(1.67)	40.72	18.65		42		.90		.90		1.80
10/31/2016	35.97	.64	1.35	1.99	(.64)	(1.45)	(2.09)	35.87	6.02		36		.93		.93		1.83
10/31/2015	37.64	.66	(.41)	.25	(.64)	(1.28)	(1.92)	35.97	.61		36		.93		.93		1.79
10/31/2014	34.09	.59	4.26	4.85	(.59)	(.71)	(1.30)	37.64	14.58		36		.94		.94		1.67
10/31/2013	28.13	.59	5.97	6.56	(.60)	—	(.60)	34.09	23.56		32		.96		.96		1.90
Class 529-T:
10/31/2017[4,5]	38.30	.47	2.62	3.09	(.41)	—	(.41)	40.98	8.11	[6,7]	—	[8]	.43	[7,9]	.43	[7,9]	2.10	[7,9]
Class 529-F-1:
10/31/2017	36.05	.87	5.87	6.74	(.84)	(1.01)	(1.85)	40.94	19.20		70		.44		.44		2.26
10/31/2016	36.15	.81	1.34	2.15	(.80)	(1.45)	(2.25)	36.05	6.48		60		.46		.46		2.29
10/31/2015	37.82	.83	(.40)	.43	(.82)	(1.28)	(2.10)	36.15	1.09		54		.46		.46		2.26
10/31/2014	34.25	.76	4.27	5.03	(.75)	(.71)	(1.46)	37.82	15.10		54		.47		.47		2.14
10/31/2013	28.26	.74	5.99	6.73	(.74)	—	(.74)	34.25	24.14		46		.49		.49		2.36
Class R-1:
10/31/2017	35.71	.49	5.81	6.30	(.46)	(1.01)	(1.47)	40.54	18.06		69		1.41		1.41		1.29
10/31/2016	35.83	.47	1.33	1.80	(.47)	(1.45)	(1.92)	35.71	5.46		68		1.43		1.43		1.33
10/31/2015	37.51	.48	(.41)	.07	(.47)	(1.28)	(1.75)	35.83	.11		72		1.41		1.41		1.31
10/31/2014	33.98	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.51	14.02		72		1.42		1.42		1.19
10/31/2013	28.04	.44	5.95	6.39	(.45)	—	(.45)	33.98	22.98		68		1.44		1.44		1.43
Class R-2:
10/31/2017	35.68	.50	5.81	6.31	(.48)	(1.01)	(1.49)	40.50	18.09		251		1.39		1.39		1.32
10/31/2016	35.81	.47	1.32	1.79	(.47)	(1.45)	(1.92)	35.68	5.45		244		1.41		1.41		1.34
10/31/2015	37.48	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.81	.17		243		1.37		1.37		1.35
10/31/2014	33.95	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.48	14.05		253		1.41		1.41		1.20
10/31/2013	28.02	.45	5.94	6.39	(.46)	—	(.46)	33.95	23.02		235		1.40		1.40		1.47
Class R-2E:
10/31/2017	35.97	.61	5.86	6.47	(.60)	(1.01)	(1.61)	40.83	18.42		12		1.10		1.10		1.58
10/31/2016	36.13	.56	1.38	1.94	(.65)	(1.45)	(2.10)	35.97	5.86		7		1.09		1.09		1.59
10/31/2015	37.83	.61	(.35)	.26	(.68)	(1.28)	(1.96)	36.13	.63	[7]	—	[8]	.99	[7]	.99	[7]	1.68	[7]
10/31/2014[4,11]	37.19	.12	.73	.85	(.21)	—	(.21)	37.83	2.28	[6,7]	—	[8]	.08	[6,7]	.08	[6,7]	.32	[6,7]

See end of table for footnotes.

American Mutual Fund	21

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2017	$35.81	$.67	$5.84	$6.51	$(.65)	$(1.01)	$(1.66)	$40.66	18.62%		$647		.95%		.95%		1.76%
10/31/2016	35.93	.63	1.33	1.96	(.63)	(1.45)	(2.08)	35.81	5.93		601		.97		.97		1.78
10/31/2015	37.60	.65	(.41)	.24	(.63)	(1.28)	(1.91)	35.93	.59		611		.95		.95		1.78
10/31/2014	34.05	.58	4.26	4.84	(.58)	(.71)	(1.29)	37.60	14.58		716		.96		.96		1.66
10/31/2013	28.10	.59	5.96	6.55	(.60)	—	(.60)	34.05	23.55		650		.96		.96		1.90
Class R-4:
10/31/2017	35.96	.80	5.85	6.65	(.76)	(1.01)	(1.77)	40.84	18.98		674		.64		.64		2.07
10/31/2016	36.07	.74	1.34	2.08	(.74)	(1.45)	(2.19)	35.96	6.26		653		.67		.67		2.10
10/31/2015	37.74	.76	(.40)	.36	(.75)	(1.28)	(2.03)	36.07	.90		757		.64		.64		2.07
10/31/2014	34.18	.69	4.27	4.96	(.69)	(.71)	(1.40)	37.74	14.89		824		.66		.66		1.96
10/31/2013	28.20	.68	5.99	6.67	(.69)	—	(.69)	34.18	23.95		732		.66		.66		2.18
Class R-5E:
10/31/2017	36.07	.86	5.87	6.73	(.83)	(1.01)	(1.84)	40.96	19.15		—	[8]	.55		.48		2.22
10/31/2016[4,12]	36.41	.72	1.19	1.91	(.80)	(1.45)	(2.25)	36.07	5.76	[6]	—	[8]	.52	[9]	.52	[9]	2.18	[9]
Class R-5:
10/31/2017	36.08	.91	5.88	6.79	(.88)	(1.01)	(1.89)	40.98	19.33		354		.35		.35		2.35
10/31/2016	36.18	.85	1.35	2.20	(.85)	(1.45)	(2.30)	36.08	6.59		284		.36		.36		2.39
10/31/2015	37.85	.88	(.41)	.47	(.86)	(1.28)	(2.14)	36.18	1.20		250		.34		.34		2.38
10/31/2014	34.27	.80	4.28	5.08	(.79)	(.71)	(1.50)	37.85	15.24		346		.36		.36		2.26
10/31/2013	28.27	.78	6.00	6.78	(.78)	—	(.78)	34.27	24.32		415		.36		.36		2.50
Class R-6:
10/31/2017	36.09	.93	5.87	6.80	(.89)	(1.01)	(1.90)	40.99	19.38		10,309		.30		.30		2.39
10/31/2016	36.19	.86	1.35	2.21	(.86)	(1.45)	(2.31)	36.09	6.65		7,343		.30		.30		2.43
10/31/2015	37.86	.89	(.40)	.49	(.88)	(1.28)	(2.16)	36.19	1.25		5,609		.30		.30		2.41
10/31/2014	34.28	.82	4.28	5.10	(.81)	(.71)	(1.52)	37.86	15.31		4,932		.30		.30		2.31
10/31/2013	28.28	.79	6.01	6.80	(.80)	—	(.80)	34.28	24.38		3,994		.31		.31		2.50

	Year ended October 31
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	20%	18%	27%	16%	18%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

22	American Mutual Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 12, 2017

American Mutual Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2017, through October 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	American Mutual Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2017	10/31/2017	during period*	expense ratio
Class A – actual return	$1,000.00	$1,076.28	$3.04	.58%
Class A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class C – actual return	1,000.00	1,072.34	7.21	1.38
Class C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class T – actual return	1,000.00	1,077.65	1.99	.38
Class T – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-1 – actual return	1,000.00	1,076.14	3.51	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	1,077.51	2.15	.41
Class F-2 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class F-3 – actual return	1,000.00	1,078.13	1.57	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	1,076.08	3.45	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	1,071.88	7.47	1.43
Class 529-C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E – actual return	1,000.00	1,074.85	4.71	.90
Class 529-E – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-T – actual return	1,000.00	1,077.45	2.25	.43
Class 529-T – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-1 – actual return	1,000.00	1,077.17	2.30	.44
Class 529-F-1 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 – actual return	1,000.00	1,071.84	7.42	1.42
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 – actual return	1,000.00	1,072.16	7.26	1.39
Class R-2 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E – actual return	1,000.00	1,073.71	5.75	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 – actual return	1,000.00	1,074.36	4.97	.95
Class R-3 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 – actual return	1,000.00	1,076.22	3.40	.65
Class R-4 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E – actual return	1,000.00	1,077.21	2.46	.47
Class R-5E – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-5 – actual return	1,000.00	1,077.81	1.83	.35
Class R-5 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 – actual return	1,000.00	1,078.08	1.57	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2017:

Long-term capital gains	$1,191,035,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$18,464,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

American Mutual Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company) former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station)	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joyce E. Gordon, 1956 Vice Chairman of the Board	1996–2001 2005	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
William L. Robbins, 1968 President	2004	Partner — Capital International Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James Terrile, 1965 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]
Dylan Yolles, 1969 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company
Joseph D. Matt, 1976 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Laurie D. Neat,1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company;
Vice President, Capital Guardian Trust Company;[6]
Vice President and Trust Officer, Capital Bank and Trust Company;[6]
		Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[6]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Joseph D. Matt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Mutual Fund	27

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive

Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street
Los Angeles, CA 90071-1406

28	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2017, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.

[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$105,000
2017	$96,000

b) Audit-Related Fees:
2016	$11,000
2017	$12,000

c) Tax Fees:
2016	$8,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:

Not Applicable

b) Audit-Related Fees:
2016	$1,138,000
2017	$1,194,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,211,000 for fiscal year 2016 and $1,401,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio
October 31, 2017
Common stocks 91.79% Energy 9.19%	Shares	Value (000)
Baker Hughes, a GE Co., Class A	310,000	$9,743
BP PLC (ADR)	1,165,687	47,409
Canadian Natural Resources, Ltd.	4,908,000	171,272
Chevron Corp.	4,130,400	478,672
ConocoPhillips	6,519,500	333,472
Devon Energy Corp.	993,600	36,664
Enbridge Inc.	14,791,418	568,878
EOG Resources, Inc.	1,189,900	118,835
Exxon Mobil Corp.	7,711,900	642,787
Halliburton Co.	317,000	13,549
Inter Pipeline Ltd.	7,073,700	143,876
Occidental Petroleum Corp.	1,629,600	105,223
Royal Dutch Shell PLC, Class A (ADR)	4,736,031	298,512
Royal Dutch Shell PLC, Class B (ADR)	3,095,600	202,328
Schlumberger Ltd.	5,108,000	326,912
Suncor Energy Inc.	15,405,910	523,044
TransCanada Corp.	6,206,135	294,648
		4,315,824
Materials 3.38%
Agrium Inc.	2,080,000	226,554
Barrick Gold Corp.	1,200,000	17,340
DowDuPont Inc.	2,715,717	196,373
International Flavors & Fragrances Inc.	967,314	142,601
Monsanto Co.	2,533,900	306,855
Mosaic Co.	2,400,500	53,627
Nucor Corp.	1,099,600	63,590
Potash Corp. of Saskatchewan Inc.	6,111,800	118,997
Praxair, Inc.	3,147,924	459,975
		1,585,912
Industrials 11.17%
Boeing Co.	3,071,100	792,282
C.H. Robinson Worldwide, Inc.	4,708,960	369,795
CSX Corp.	6,976,493	351,824
Cummins Inc.	802,000	141,858
Eaton Corp. PLC	215,000	17,204
Emerson Electric Co.	681,850	43,952
General Dynamics Corp.	2,165,675	439,589
General Electric Co.	24,386,359	491,629
Honeywell International Inc.	477,800	68,880
Illinois Tool Works Inc.	1,850,000	289,562
Lockheed Martin Corp.	2,478,260	763,701
Norfolk Southern Corp.	2,058,100	270,475
Northrop Grumman Corp.	491,800	145,342
Republic Services, Inc.	1,790,299	116,495
Rockwell Automation	317,400	63,740
American Mutual Fund — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Rockwell Collins, Inc.	147,000	$19,933
Union Pacific Corp.	2,556,671	296,037
United Technologies Corp.	2,176,174	260,619
Waste Connections, Inc.	2,152,000	152,082
Waste Management, Inc.	1,885,000	154,890
		5,249,889
Consumer discretionary 6.91%
Carnival Corp., units	3,959,300	262,858
Comcast Corp., Class A	12,903,600	464,917
Dollar General Corp.	2,419,600	195,600
Hasbro, Inc.	1,658,388	153,550
Home Depot, Inc.	3,156,250	523,243
McDonald’s Corp.	3,404,000	568,162
Newell Brands Inc.	6,402,736	261,104
NIKE, Inc., Class B	3,036,500	166,977
Omnicom Group Inc.	1,500,000	100,785
Ross Stores, Inc.	757,000	48,062
Starbucks Corp.	4,299,200	235,768
Time Warner Inc.	907,084	89,157
Viacom Inc., Class B	2,190,600	52,640
Walt Disney Co.	200,000	19,562
Whirlpool Corp.	225,000	36,884
Williams-Sonoma, Inc.	1,348,000	69,557
		3,248,826
Consumer staples 8.06%
Coca-Cola Co.	16,267,600	747,984
Colgate-Palmolive Co.	994,200	70,041
Costco Wholesale Corp.	2,845,000	458,273
CVS Health Corp.	2,945,000	201,821
General Mills, Inc.	1,500,000	77,880
Hormel Foods Corp.	3,126,400	97,419
Kellogg Co.	3,987,423	249,333
Kimberly-Clark Corp.	2,815,500	316,772
Kraft Heinz Co.	2,292,000	177,240
Kroger Co.	6,900,000	142,830
Mondelez International, Inc.	3,703,900	153,452
Nestlé SA	1,000,000	84,098
Nestlé SA (ADR)	1,296,500	109,204
PepsiCo, Inc.	1,235,769	136,219
Procter & Gamble Co.	8,216,978	709,454
Unilever PLC (ADR)	981,000	55,574
		3,787,594
Health care 13.91%
Abbott Laboratories	9,296,000	504,122
AbbVie Inc.	17,307,700	1,562,020
Aetna Inc.	310,000	52,709
Amgen Inc.	5,881,148	1,030,495
AstraZeneca PLC (ADR)	4,527,099	156,185
Cardinal Health, Inc.	795,500	49,242
Danaher Corp.	1,500,000	138,405
Eli Lilly and Co.	1,460,100	119,641
Gilead Sciences, Inc.	5,153,900	386,336
American Mutual Fund — Page 2 of 6

Common stocks Health care (continued)	Shares	Value (000)
Johnson & Johnson	2,601,800	$362,717
Medtronic PLC	3,827,500	308,190
Merck & Co., Inc.	6,339,485	349,242
Novartis AG (ADR)	3,014,000	248,896
Pfizer Inc.	8,731,500	306,127
Quest Diagnostics, Inc.	960,325	90,059
Roche Holding AG (ADR)	4,147,200	119,916
Stryker Corp.	1,591,100	246,414
UnitedHealth Group Inc.	2,404,300	505,432
		6,536,148
Financials 13.40%
Aon PLC, Class A	1,852,000	265,632
Bank of Montreal	528,736	40,505
Bank of New York Mellon Corp.	8,372,500	430,765
BB&T Corp.	4,660,000	229,458
Berkshire Hathaway Inc., Class B1	835,000	156,095
Chubb Ltd.	2,044,400	308,336
CME Group Inc., Class A	2,171,100	297,810
Huntington Bancshares Inc.	15,035,000	207,483
Intercontinental Exchange, Inc.	4,237,090	280,072
Invesco Ltd.	4,157,800	148,808
JPMorgan Chase & Co.	6,216,997	625,492
M&T Bank Corp.	846,000	141,087
Marsh & McLennan Companies, Inc.	4,546,094	367,915
Moody’s Corp.	138,000	19,653
Nasdaq, Inc.	303,200	22,028
PNC Financial Services Group, Inc.	1,188,000	162,507
Principal Financial Group, Inc.	3,900,000	256,815
Progressive Corp.	3,195,500	155,461
Prudential Financial, Inc.	1,111,500	122,776
Royal Bank of Canada	2,883,000	225,415
S&P Global Inc.	296,905	46,457
State Street Corp.	3,064,100	281,897
Sun Life Financial Inc.	2,560,700	99,688
Toronto-Dominion Bank	4,958,400	281,885
Toronto-Dominion Bank (CAD denominated)	2,500,000	142,121
U.S. Bancorp	4,400,000	239,272
Wells Fargo & Co.	13,242,200	743,417
		6,298,850
Information technology 12.22%
Accenture PLC, Class A	2,723,400	387,703
Amphenol Corp., Class A	270,000	23,490
Analog Devices, Inc.	2,920,800	266,669
Apple Inc.	4,514,600	763,148
Applied Materials, Inc.	200,000	11,286
Cisco Systems, Inc.	6,600,000	225,390
Hewlett Packard Enterprise Co.	1,180,500	16,433
HP Inc.	1,180,500	25,440
Intel Corp.	18,372,200	835,751
International Business Machines Corp.	1,400,000	215,684
Maxim Integrated Products, Inc.	1,500,000	78,810
Micro Focus International PLC, depository receipt[1]	162,113	5,663
Microsoft Corp.	15,102,907	1,256,260
American Mutual Fund — Page 3 of 6

Common stocks Information technology (continued)	Shares	Value (000)
NetApp, Inc.	2,228,500	$98,990
Oracle Corp.	2,197,665	111,861
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	7,000,000	296,310
Texas Instruments Inc.	9,651,835	933,236
Visa Inc., Class A	984,100	108,231
Xilinx, Inc.	1,134,100	83,572
		5,743,927
Telecommunication services 4.61%
AT&T Inc.	12,426,000	418,135
BCE Inc.	1,000,000	46,160
TELUS Corp.	4,040,000	146,306
Verizon Communications Inc.	32,519,914	1,556,728
		2,167,329
Utilities 4.89%
American Electric Power Co., Inc.	7,244,000	539,026
CMS Energy Corp.	2,000,000	96,740
Dominion Energy, Inc.	3,135,000	254,374
Duke Energy Corp.	1,147,857	101,367
Exelon Corp.	5,955,720	239,480
PG&E Corp.	5,407,000	312,362
PPL Corp.	2,044,300	76,784
Sempra Energy	4,339,653	509,909
Xcel Energy Inc.	3,365,000	166,635
		2,296,677
Real estate 1.15%
Crown Castle International Corp. REIT	2,860,000	306,249
Digital Realty Trust, Inc. REIT	206,300	24,434
Public Storage REIT	120,000	24,870
Simon Property Group, Inc. REIT	90,000	13,979
Ventas, Inc. REIT	2,145,400	134,624
Weingarten Realty Investors REIT	1,122,000	34,165
		538,321
Miscellaneous 2.90%
Other common stocks in initial period of acquisition		1,364,269
Total common stocks (cost: $29,498,387,000)		43,133,566
Preferred securities 0.02% Financials 0.02%
U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	11,138
Total preferred securities (cost: $10,004,000)		11,138
Convertible stocks 0.35% Utilities 0.35%
Dominion Resources, Inc., convertible preferred, Series A, units	1,600,000	83,728
NextEra Energy, Inc. 6.123% convertible preferred 2019	1,400,000	79,800
Total convertible stocks (cost: $148,712,000)		163,528
American Mutual Fund — Page 4 of 6

Bonds, notes & other debt instruments 1.77% U.S. Treasury bonds & notes 1.26% U.S. Treasury 1.26%	Principal?amount (000)	Value (000)
U.S. Treasury 1.375% 2021	$602,875	$593,370
Corporate bonds & notes 0.51% Financials 0.51%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	116,654	119,774
Wells Fargo & Co., Series K, junior subordinated 7.98% 2049	115,445	117,962
		237,736
Total bonds, notes & other debt instruments (cost: $828,112,000)		831,106
Short-term securities 5.73%
3M Co. 1.10% due 11/6/2017[2]	50,000	49,991
Apple Inc. 1.16%–1.23% due 11/14/2017–12/12/2017[2]	165,600	165,442
Bank of New York Mellon Corp. 1.21% due 1/24/2018	40,000	39,877
CAFCO, LLC 1.25% due 11/29/2017[2]	50,000	49,951
Chevron Corp. 1.23% due 1/9/2018[2]	40,000	39,908
Ciesco LLC 1.30%–1.31% due 12/27/2017–12/28/2017[2]	43,700	43,608
Cisco Systems, Inc. 1.18% due 12/6/2017–12/20/2017[2]	150,000	149,793
Coca-Cola Co. 1.24%–1.27% due 11/9/2017–1/25/2018[2]	92,300	92,167
Eli Lilly and Co. 1.07%–1.10% due 11/1/2017–11/6/2017[2]	99,200	99,189
Estée Lauder Companies Inc. 1.13% due 11/6/2017–11/16/2017[2]	65,000	64,974
ExxonMobil Corp. 1.08%–1.09% due 11/6/2017–12/14/2017	65,000	64,958
Fannie Mae 1.01% due 12/18/2017	60,000	59,920
Federal Home Loan Bank 0.99%–1.13% due 11/2/2017–1/19/2018	679,200	678,403
Freddie Mac 1.06%–1.16% due 2/23/2018–4/3/2018	180,900	180,096
General Electric Co. 1.19% due 12/19/2017	86,200	86,060
IBM Corp. 1.21% due 12/28/2017[2]	50,000	49,908
Merck & Co. Inc. 1.13% due 11/15/2017[2]	125,700	125,642
Microsoft Corp. 1.11%–1.16% due 11/21/2017–12/5/2017[2]	70,000	69,935
Paccar Financial Corp. 1.13% due 11/8/2017–11/21/2017	31,600	31,584
Pfizer Inc. 1.14%–1.28% due 12/14/2017–1/10/2018[2]	138,200	137,987
Private Export Funding Corp. 1.17% due 12/4/2017[2]	26,700	26,669
Procter & Gamble Co. 1.17%–1.21% due 12/6/2017–1/31/2018[2]	74,000	73,869
U.S. Treasury Bills 1.03%–1.11% due 12/28/2017–2/8/2018	226,500	226,067
United Parcel Service Inc. 1.12%–1.22% due 11/2/2017–11/3/2017[2]	85,000	84,993
Total short-term securities (cost: $2,691,070,000)		2,690,991
Total investment securities 99.66% (cost: $33,176,285,000)		46,830,329
Other assets less liabilities 0.34%		161,732
Net assets 100.00%		$46,992,061
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,324,026,000, which represented 2.82% of the net assets of the fund.

American Mutual Fund — Page 5 of 6

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
MFGEFPX-003-1217O-S60676	American Mutual Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of October 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 12, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: May 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: May 11, 2018

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: May 11, 2018